ARIEL INVESTMENT TRUST Ariel Focus Fund
Supplement dated May 31, 2013 to the Prospectus dated February 1, 2013

The following replaces the subsection titled “Portfolio managers” on page 9 of the prospectus:

Portfolio manager

Charles K. Bobrinskoy, Portfolio Manager since 2005

The following replaces the subsection titled “Management of the Funds – Portfolio managers – Ariel Focus Fund” on page 25 of the prospectus:

Ariel Focus Fund

Charles K. Bobrinskoy, Vice Chairman and Director of Research, Ariel Investments and Portfolio Manager, Ariel Focus Fund. Charlie has served as Portfolio Manager since the Fund’s inception in 2005. He also oversees Ariel’s investment team and trading operations. Prior to joining Ariel in 2004, Charlie spent 21 years working at Citigroup and its predecessor company, Salomon Brothers, Inc., where he served in a variety of leadership positions, ultimately becoming Managing Director and Head of North American Investment Banking Branch Offices.

CKB FOCUS PRO ©5/13